                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[X]  Definitive proxy statement.
[ ]  Definitive additional materials.
[ ] Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12.

                               DCB FINANCIAL CORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)      Title of each class of security to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

April 14, 2004

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of DCB Financial Corp at 4:00 p.m. on Thursday, May 20, 2004. The meeting will be held at the Corporate Center, 110 Riverbend Ave., Lewis Center, Ohio.

Along with the other members of the Board of Directors and management, I look forward to greeting those shareholders who are able to attend in person.

The year 2003 was a positive one for the Bank as we saw our Directors and management team come together to resolve many challenges and to put objectives and plans in place to set the course for your Company's future. I am excited about sharing with you some of our successes and challenges at the Annual Meeting.

In addition to the election of four directors, the Board is requesting shareholder approval of a Long-Term Stock Incentive Plan. This stock incentive plan for employees and directors is designed to attract and retain individuals of outstanding ability and to encourage employees and directors to acquire a proprietary interest in the Company.

Thank you again for your continued loyalty and support.

                                          On behalf of the Board of Directors,

                                          /s/ Jeffrey T. Benton
                                          ---------------------
                                          Jeffrey T. Benton
                                          President and Chief Executive Officer

                               DCB FINANCIAL CORP
                              110 Riverbend Avenue
                            Lewis Center, Ohio 43035

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                                  MAY 20, 2004

TO THE SHAREHOLDERS OF DCB FINANCIAL CORP:

You are hereby notified that the annual meeting of the shareholders of DCB Financial Corp (the "Company") will be held on May 20, 2004, at 4:00 P.M. at the Delaware County Bank & Trust Company Corporate Center (110 Riverbend Avenue), Lewis Center, Ohio, for the purpose of considering and acting upon the following:

1. ELECTION OF DIRECTORS - To elect Class II directors to hold office until the expiration of their terms (3 years) expiring at the Annual Meeting in 2007, or until their successors shall be duly elected and qualified.

2. ADOPTION OF 2004 LONG-TERM STOCK INCENTIVE PLAN - in the form attached hereto as Appendix D.

3. OTHER BUSINESS - To transact any other business which may properly come before the meeting or any adjournment of the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF ITS NOMINEES NOTED IN THE PROXY STATEMENT, AND "FOR" APPROVAL OF PROPOSAL 2.

The Board of Directors has fixed March 31, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. As of the record date there were 3,934,760 shares of the Company's no par value common stock outstanding. The stock transfer books of the Company will not be closed prior to the meeting.

A copy of the Company's Annual Report, which includes the Company's audited Balance Sheets as of December 31, 2003, and 2002, the related audited Statements of Income, Statements of Changes in Shareholders' Equity, and Statements of Cash Flows for each of the three years ended December 31, 2003, is enclosed.

                                          By the order of the Board of Directors

                                         /s/ Jeffrey T. Benton
                                         ---------------------
April 14, 2004                           Jeffrey T. Benton
                                         President and Chief Executive Officer

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU STILL HAVE THE RIGHT TO REVOKE THE PROXY AND VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE. IF YOU HAVE ANY QUESTIONS PLEASE CONTACT DONALD R. BLACKBURN, SECRETARY OF DCB FINANCIAL CORP (740/657-7930).

                                       2.

                               DCB FINANCIAL CORP
                              110 Riverbend Avenue
                            Lewis Center, Ohio 43035
                                 (740) 657-7000

                                 PROXY STATEMENT

                               GENERAL INFORMATION

This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation, by the Board of Directors of DCB Financial Corp, 110 Riverbend Avenue, Lewis Center, Ohio 43035, (740) 657-7000, of proxies to be voted at the annual meeting of the shareholders of DCB Financial Corp to be held on May 20, 2004, at 4:00 P.M. at the Delaware County Bank & Trust Company Corporate Center (110 Riverbend Avenue), Lewis Center, Ohio, in accordance with the foregoing notice.

DCB Financial Corp is a financial services holding company. DCB Financial Corp is at times hereinafter referred to as the "Company."

The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Company and will be conducted primarily through the mail. Please mail your completed proxy in the envelope included with these proxy materials. In addition to the use of the mail, members of the Board of Directors and certain officers and employees of the Company or its subsidiaries may solicit the return of proxies by telephone, facsimile, other electronic media or through personal contact. Proxies may not be returned through the Internet. The Directors, officers and employees that participate in such solicitation will not receive additional compensation for such efforts, but will be reimbursed for out-of-pocket expenses.

The proxy materials are first being mailed to shareholders on or about April 14, 2004.

Any shareholder executing a proxy has the right to revoke it by the execution of a subsequently dated proxy, by written notice delivered to the Secretary of the Company prior to the exercise of the proxy or in person by voting at the meeting. The shares will be voted in accordance with the direction of the shareholder as specified on the proxy. In the absence of instruction, the proxy will be voted "FOR" the election of the management director nominees listed in this Proxy Statement, and "FOR" Proposal 2, described in this proxy statement, and in the discretion of the proxy committee for any other business that properly comes before the meeting.

VOTING SECURITIES AND PROCEDURES

Only shareholders of record at the close of business on March 31, 2004, will be eligible to vote at the Annual Meeting or any adjournment thereof. As of March 31, 2004, the Company had outstanding 3,934,760 shares of no par value common stock. Shareholders are entitled to one vote for each share of common stock owned as of the record date. Shareholders do not have cumulative voting rights with respect to the election of directors.

The presence in person or by proxy of a majority of the outstanding shares of common stock of the Company entitled to vote at the meeting will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting.

The four nominees for director who receive the largest number of votes cast "For" will be elected as directors. Shares represented at the annual meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election for directors.

Many of the Company's shareholders hold their shares in "street name"--in the name of a brokerage firm. If you hold your shares in "street name," please note that only your brokerage firm can sign a proxy on your behalf. In regard to Proposal 2, broker non-votes will not be counted as shares voted in favor of or against the proposal. Because Proposal 2, regarding the adoption of a long-term stock incentive plan, requires approval by a majority of the outstanding shares, abstentions in regard

                                       3.

to this proposal will effectively represent a vote against the proposal. The Board of Directors urges you to contact the person responsible for your account today, and instruct them to execute a proxy on your behalf for the annual meeting.

All Directors and Executive Officers of the Company as a group (comprised of 18 individuals), beneficially held 270,305 shares of the Company's common stock as of March 31, 2004, representing 6.87% of the outstanding common stock of the Company.

       PROPOSAL 1 - ELECTION OF DIRECTORS AND INFORMATION WITH RESPECT TO
                             DIRECTORS AND OFFICERS

At the annual meeting four (4) Directors will be elected to a three-year term expiring at the annual meeting in 2007.

The Code of Regulations for the Company provides that the Directors shall be divided into three Classes, as nearly equal in number as possible. The number of Directors and year of term expiration for each Class is as follows:

Class I          3 Directors                Term Expiration 2006
Class II         4 Directors                Term Expiration 2007
Class III        4 Directors                Term Expiration 2005

The Board has nominated the following individuals for election as Class II Directors for terms expiring at the Annual Meeting in 2007. Information regarding these nominees is set forth as follows. Unless otherwise indicated, each person has held his or her principal occupation for more than five years.

                                                                      PRINCIPAL OCCUPATION
       NAME              AGE    DIRECTOR SINCE (1)                   DURING PAST FIVE YEARS
------------------       ---    ------------------       ----------------------------------------------
Merrill L. Kaufman       69          1988                President, Peoples Store, Inc., a retailer

Terry M. Kramer          57          1992                Vice-Chairman of the Company and The Delaware
                                                         County Bank & Trust Company; President, Kramer
                                                         Exploration, a geologist

Edward Powers            58          1984                President, R.B. Powers and Co., a specialty items
                                                         manufacturer

Donald J. Wolf           60         2003(2)              President, Wolf, Rogers, Dickey, & Co., Certified
                                                         Public Accountants

(1) Includes time served as a director of The Delaware County Bank & Trust Company prior to the organization of the Company in 1997.

(2) Mr. Wolf was appointed to the Board of Directors of the Company by the Members of the Board in a meeting held on November 17, 2003.

While it is contemplated that all nominees will stand for election, and the nominees have confirmed this with the Company, if one or more of the nominees at the time of the annual meeting should be unavailable or unable to serve as a candidate for election as a director of the Company, the proxies reserve full discretion to vote the common shares represented by the proxies for the election of the remaining nominees and any substitute nominee(s) designated by the Board of Directors. The Board of Directors knows of no reason why any of the above-mentioned persons will be unavailable or unable to serve if elected to the Board. Under Ohio law and the Company's Code of Regulations, the four nominees receiving the greatest number of votes will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE ABOVE NOMINEES.

                                       4.

The following table sets forth certain information with respect to the Class I and III Directors of DCB Financial Corp:

                                            DIRECTOR
      NAME (CLASS)              AGE          SINCE(1)               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------------    ---         ---------       -----------------------------------------------------------
Jeffrey T. Benton (I)            51           2003(2)       Currently, President and CEO of the Company and its
                                                            wholly owned subsidiary, The Delaware County Bank & Trust
                                                            Company; formerly Executive Vice President, Community
                                                            First Bank, Celina, Ohio; Consultant to the banking industry;
                                                            Senior Vice President, Bank One, N.A.

Jerome J. Harmeyer (III)         64           1990          President, Fisher Cast Steel, Liberty Castings, foundries

Vicki J. Lewis (III)             49           1997          Vice President of Strategic Development , Grady Memorial
                                                            Hospital

G. William Parker (I)            69           1976          Chairman of the Company and The Delaware County Bank &
                                                            Trust Company; Retired Surgeon

William R. Oberfield (III)       49           1993          President, Oberfield's Concrete Products

Gary M. Skinner (I)              59           1996          President, Hardscrabble Farms

Adam Stevenson (III)             63           2001          Retired Plant Manager, PPG Industries

(1) Includes time served as a director of The Delaware County Bank & Trust Company prior to the organization of the Company in 1997.

(2) Mr. Benton became President and CEO of the Company under an employment agreement dated December 18, 2002, which is discussed below. Mr. Benton was appointed to the Board of Directors of the Company on February 18, 2003.

     There are no family relationships among any of the directors, nominees for election as directors and executive officers of the Company, other than Jay Wolf, Assistant Vice President and Marketing Director, who is the nephew of Donald J. Wolf, a director nominee.

     The following table sets forth certain information with respect to the executive officers of DCB Financial Corp:

                                         OFFICER                     POSITION AND OFFICES HELD WITH COMPANY
         NAME                   AGE      SINCE(1)                  & PRINCIPAL OCCUPATION HELD PAST FIVE YEARS
------------------------        ---      -------            ------------------------------------------------------------
Jeffrey T. Benton                51       2002              President and Chief Executive Officer
                                                            Formerly Executive Vice President, Community First Bank,
                                                            Celina, Ohio; Consultant to the banking industry; Senior Vice
                                                            President, Bank One, N.A.

Barbara  S. Walters              48       2003              Senior Vice President, Retail Banking: Area President,
                                                            National City Bank

Thomas R. Whitney                55       1996              Senior Vice President and Senior Trust Officer

Jerry S. Whittington             58       2001              Senior Vice President Lending, prior to his appointment
                                                            as SVP, he was a Vice President of Lending for The Bank;
                                                            before joining The Bank, he was a Vice President of Lending for Huntington National Bank, Columbus, Ohio

Donald R. Blackburn              60       1988              Vice President, Customer Relations and Shareholder
                                                            Relations

Brian E. Stanfill                45       1998              Vice President, Operations

John A. Ustaszewski              38       2001              Vice President and Chief Financial Officer; Vice
                                                            President and Risk Manager, Corporate One prior to 2001

Jay D. Wolf                      33       1993              Assistant Vice President and Marketing Director

(1)      Includes time served as an officer of The Delaware County Bank & Trust
         Company

                                       5.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth the number and percentage of shares of common stock owned by the Directors and Executive Officers of the Company. Each of the persons named in the following table possesses sole voting and investment power, except as otherwise shown in the footnotes to the following table. As of the date of this Proxy Statement, management is not aware of any person who beneficially owns five percent or more of the Company's common stock.

                                                              AMOUNT AND NATURE
                                                          OF BENEFICIAL OWNERSHIP
                           NAME                                MARCH 31, 2004         PERCENTAGE
-----------------------------------------------------     -----------------------     -----------
Jeffrey T. Benton, Director & CEO                                4,795(1)                *
William R. Oberfield, Director                                  20,152(2)                *
G. William Parker, Chairman of the Board of Directors           24,928                   *
Gary M. Skinner, Director                                       21,044(3)                *
Merrill L. Kaufman, Director                                    21,570(4)                *
Terry M. Kramer, Director                                       51,190(5)               1.30%
Edward Powers, Director                                         21,840                   *
Jerome J. Harmeyer, Director                                    52,833(6)               1.33%
Vicki J. Lewis, Director                                        16,249(7)                *
Adam Stevenson, Director                                         2,532                   *
Donald J. Wolf, Director                                         3,833(8)                *
Thomas R. Whitney, Executive Officer                            11,876(9)                *
All directors, nominees and executive officers
  as a group (18 in number)                                    270,305                  6.87%

*Ownership is less than 1%

(1)      Includes beneficial ownership of 540 shares owned by his son .

(2) Includes beneficial ownership of 5,394 shares owned by spouse and spouse's IRA.

(3) Includes beneficial ownership of 9,236 shares owned jointly with spouse and 667 shares owned by spouse.

(4) Includes beneficial ownership of 7,596 shares owned jointly with spouse.

(5)      Includes beneficial ownership of 23,420 shares owned by his spouse.

(6) Includes 1,144 shares owned jointly with spouse and 43,639 shares owned by spouse and spouse's IRA.

(7)      Includes beneficial ownership of 15,700 shares owned by spouse.

(8)      Includes 500 shares owned by spouse

(9) Includes beneficial ownership of 606 shares which are subject to shared voting and investment power with his spouse.

              COMMITTEES AND COMPENSATION OF THE BOARD OF DIRECTORS

The Board of Directors conducts its business through meetings of the Board and through its committees. The Board of Directors of the Company has appointed and maintains an Audit Committee, Compensation Committee and Nominating and Governance Committee.

The Audit Committee reviews with the Company's independent auditors, the audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviews the scope and results of the Company's internal auditing procedures; consults with the independent auditors and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; approves professional services provided by the independent auditors; reviews the independence of the independent auditors; and reviews the range of the independent auditors' audit and nonaudit fees. The Audit Committee also has been charged with the enforcement of the Code of Business Conduct and Ethics adopted by the Company's Board of Directors, as discussed below. The Audit Committee is comprised of Ms. Lewis and Messrs. Wolf, Kaufman, Skinner, and Powers. The Audit Committee met six (6) times during 2003. The Board of Directors has determined that Donald J. Wolf, one of the members of the Audit Committee, is a "financial expert" as defined under the regulations promulgated under the Sarbanes-Oxley Act discussed below. Mr. Wolf and all of the other members of the Audit Committee have been determined by the Board of Directors to be "independent" under the listing standards adopted by the NASDAQ Stock Market.

                                       6.

The Compensation Committee functions as the compensation committee of the Board of Directors and is responsible for overseeing the administration of the Company's employee benefit plans; reviewing the compensation of officers; reviewing the criteria that forms the basis for management's officer and employee compensation recommendations and reviewing management's recommendations in this regard. The Salary Committee is comprised of Ms. Lewis and Messrs. Kramer, Stevenson and Parker. The Compensation Committee met six (6) times during 2003.

The Company's Nominating and Governance Committee is responsible for making recommendations to the Board of nominees to fill vacancies created by expiring terms of Directors and, from time to time, making appointments to fill vacancies created prior to the expiration of a Director's term. The Nominating Committee will consider nominees recommended by shareholders. The procedure for nominating an individual as a director is set forth below under the heading "Nominations for Members of the Board of Directors." The Committee met one (1) time in 2003. The Nominating Committee is comprised of Messrs. Kaufman and Powers. The committee also is responsible for overseeing the Company's corporate governance policies and procedures, as detailed below.

The Board of Directors of the Company meets monthly for its regular meetings and upon call for special meetings. During 2003, the Board of Directors of the Company met fifteen (15) times. All Directors of the Company attended at least 75 percent of the Board and Committee Meetings that they were scheduled to attend during 2003.

Directors are paid a monthly retainer of $250 for serving on the Board, except for the Chairman of the Board who receives a retainer of $500 per month. In addition, the Directors receive $250 per board meeting attended and $150 for each committee meeting attended. Committee Chairs receive $200 for each Committee Meeting attended.

CORPORATE GOVERNANCE

The Company recently reviewed its corporate governance policies as a matter of good business practices and in light of the passage of the Sarbanes-Oxley Act of 2002 ("Sarbanes Oxley") and regulations promulgated by the Securities and Exchange Commission ("SEC") and listing standards adopted by NASDAQ. While the corporate governance requirements set forth in the NASDAQ listing standards are not applicable to the Company because it is not listed on NASDAQ, the Company decided to implement most of those corporate governance policies to encourage appropriate conduct among the members of its Board of Directors, officers and employees and to assure that the Company operates in an efficient and ethical manner.

In this regard, the Board of Directors and the Board of Directors of the Company met on March 17, 2004 to consider a number of policies, charters and guidelines. After discussion, the Board of Directors adopted Corporate Governance Guidelines for the Company. In addition, the Company adopted charters for the Audit Committee (attached hereto as Appendix A), the Compensation Committee (attached hereto as Appendix B) and the newly created Nominating and Governance Committee (attached hereto as Appendix C). The charters for these three committees are designed to help the committees function more efficiently and with greater independence from the Board of Directors, which was one of the primary goals in the adoption of Sarbanes-Oxley. The members of each of these three committees are currently, and under the terms of their respective charters, will continue to be "independent" pursuant to standards adopted by NASDAQ. Further, the Board of Directors has determined that under the NASDAQ "independence" standards, a majority of the members of the Board of Directors is currently independent.

Finally, the Board of Directors adopted a revised Code of Business Conduct and Ethics (the "Code") at the meeting. The Company had initially adopted a Code of Business Conduct and Ethics at a meeting of the Board of Directors held on March 18, 2003. The new Code is substantially the same as the prior code. While Sarbanes-Oxley mandates the adoption of a code of ethics for the most senior executive officers of all public companies, the Code adopted by the Company's Board of Directors is broader in the activities covered and applies to all officers, directors and employees of the Company and the Bank. The administration of the Code has been delegated to the Audit Committee of the Board of Directors, a Committee comprised entirely of "independent directors." The Code addresses topics such as compliance with laws and regulations, honest and ethical conduct, conflicts of interest, confidentiality and protection of Company assets, fair dealing and accurate and timely periodic reports, and also provides for enforcement mechanisms. The Board and management of the Company intend to continue to monitor not only the developing legal requirements in this area, but also the best practices of comparable companies, to assure that the Company maintains sound corporate governance practices in the future.

                                       7.

A copy of the Company's Code appears on the Company's website (www.dcbfinancialcorp.com). In addition, a copy of the Code is available to any shareholder free of charge upon request. Shareholders desiring a copy of the Code should address written requests to Donald R. Blackburn, Secretary of the Company at the Company's offices, 110 Riverbend Avenue, Lewis Center, Ohio 43035.

NOMINATIONS FOR MEMBERS OF THE BOARD OF DIRECTORS

As noted above under "Corporate Governance", the Company has established a Nominating and Governance Committee. The charter for the committee is attached hereto as Appendix C. The Board of Directors intends to appoint only "independent" directors (as defined by NASDAQ) to the committee. The Nominating and Governance Committee does not yet have a specific policy regarding the consideration of nominations for directors by shareholders other than the procedures set forth in the Company's Code of Regulations described below under the heading "Shareholder Proposals and Director Nominations." The committee intends to develop such a policy in the near future. While not actively seeking nominations, the Nominating and Governance Committee will consider nominations from shareholders. Proposed nominations should be addressed to Chairman of the Nominating and Governance Committee of Company and should be sent to the Company's executive offices.

Further, if any shareholder desires to send communication to the Board of Directors, such communication should be addressed to the Chair of the Nominating and Governance Committee. The Committee still is in the process of developing guidelines for consideration of proposals presented to the Committee for consideration by the Board of Directors.

While the Company has no specific policy requiring attendance at the annual meeting of shareholders by board members, such attendance is expected. At the 2003 annual meeting, 9 of the 11 directors attended.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table provides certain summary information concerning compensation paid or accrued by the Company and/or its subsidiaries, to or on behalf of the Company's Chief Executive Officer and two of its other executive officers who earned more than $100,000 in salary and bonus for the fiscal year ended December 31, 2003. No other executive officer earned more than $100,000 in salary and bonus for the fiscal year ended December 31, 2003.

                 SUMMARY COMPENSATION TABLE ANNUAL COMPENSATION

                                                                                            LONG TERM COMPENSATION
                                                   ANNUAL COMPENSATION          OTHER ANNUAL    RESTRICTED         ALL OTHER
    NAME AND PRINCIPAL POSITION                 YEAR     SALARY    BONUS        COMPENSATION    STOCK AWARDS    COMPENSATION(2)
------------------------------------            ----    --------  ----------    ------------    ------------    ---------------
Jeffrey T. Benton, President and CEO            2003    $148,269  $70,000(1)          -0-         $10,010(3)            -0-

David G. Bernon(4)                              2003    $107,000  $ 4,114(5)          -0-             -0-           $30,887
Senior Vice President,                          2002    $107,040  $ 7,295             -0-             -0-           $39,759
Lending and Branch Division                     2001    $101,879  $15,967             -0-             -0-           $33,418

Thomas R. Whitney                               2003    $104,834  $11,038(5)          -0-             -0-           $21,431
Senior Vice President and                       2002    $104,834  $ 7,148             -0-             -0-           $26,369
Senior Trust Officer                            2001    $ 98,898  $15,500             -0-             -0-           $20,571

(1) This amount represents a cash bonus payable to Mr. Benton for his performance in 2003. One half of such amount was paid in February 2004 and the remaining one-half will be paid in August 2004.

(2) The amounts shown in this column for the most recent fiscal year were derived from the following figures: (1) contributions by the Company to the Company 401(k) plan on behalf of the named executive: Mr. Bernon, $2,140; and Mr. Whitney, $3,145; and (2) Supplemental Executive Retirement Plan accrual; Mr. Bernon, $28,747; and Mr. Whitney, $18,286.

(3) Represents a grant of 455 common shares of the Company valued at $22.00 as of the date of grant of the restricted shares, February 26, 2004.

(4) Mr. Bernon retired from the Company and the Bank effective January 31, 2004.

(5) In addition to a cash bonus paid, the amount noted includes $136 (8 shares at $17.00 per share) in stock granted to Messrs. Bernon and Whitney. A similar grant was made to all persons that were employees on December 31, 2002.

                                       8.

                               EMPLOYMENT CONTRACT

The Company has a employment contract currently in place with Jeffrey T. Benton, President and CEO of the Company and its subsidiary, The Delaware County Bank and Trust Company (the "Bank").

The Company entered into an employment agreement with Mr. Benton on December 18, 2002. The contract provides that Mr. Benton will be the President and Chief Executive Officer of the Company and The Delaware County Bank and Trust Company from that date through December 31, 2004. The contract provides for automatic renewal for successive one-year periods thereafter if Mr. Benton is employed as of the end of the calendar year. The Company agreed to appoint Mr. Benton to the Board of Directors of the Company and the Bank, which action has been taken. Mr. Benton's base salary under the contract is $150,000. Mr. Benton has the opportunity to earn a performance-based bonus if he meets the criteria established on an annual basis by the Board of Directors. One half of any such bonus will be paid in cash within 30 days of the date of determination of the bonus. The remaining one half of the bonus amount is to be paid in options on shares of common stock of the Company based upon the price of the stock on the date of the bonus, with such options vesting over between three to five years. Mr. Benton's contract provides other typical perquisites including participation in Company employee benefit plans, reimbursement of moving expenses, club membership and vacations with pay. In the event of termination, the agreement provides for payment of 12 months of base salary, unless Mr. Benton is terminated for "Just Cause" (as defined in the agreement). Mr. Benton is permitted to terminate the contract and receive his base pay for 12 months in the event of a change of control, if he resigns within 12 months of such action. The contract provides for protection of the Company's confidential information and includes a covenant not to compete during the contract and for two years thereafter. Finally, the contract provides for arbitration of disputes arising under the contract.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Effective January 1, 1998, the Company's wholly-owned subsidiary, The Delaware County Bank and Trust Company, adopted an unfunded, non-qualified supplemental executive retirement plan (the "Supplemental Retirement Plan"), due to limitations imposed by federal law on the amount of retirement income that may be paid through the Company's 401(k) Plan. Under the Supplemental Retirement Plan, only executive officers named in the Supplemental Retirement Plan or otherwise designated for participation in the Supplemental Retirement Plan by the Board of Directors are eligible to participate. As of the date of this proxy statement, Messrs. Bernon, Whitney and one other former executive officer have participated in the Supplemental Retirement Plan.

Each participant in the Supplemental Retirement Plan is entitled to receive under the Supplemental Retirement Plan at age 62 or upon later retirement, an amount equal to 70% of the participant's total compensation from January 1, 1998 to age 62, less the participant's 401(k) plan benefits and social security benefits. Amounts to be paid under the Supplemental Retirement Plan will be paid monthly over an eighteen-year period. Each participant's compensation for purposes of determining benefits under the Supplemental Retirement Plan will be his or her 1998 base salary, increased by 4.5% for each subsequent year of employment. The rate of annual appreciation on each participant's 401(k) plan assets, for purposes of determining the amount to subtract in determining Supplemental Retirement Plan benefits, is assumed to be 8%, and each participant's annual contribution to his or her 401(k) plan account is assumed to be 6% of eligible compensation. Because the final benefit to be paid a participant under the Supplemental Retirement Plan at retirement will vary based on the level of the Company's contributions to the 401(k) plan, with greater Company contributions to the 401(k) plan resulting in lesser Supplemental Retirement Plan benefits, it is not possible to precisely determine an executive officer's Supplemental Retirement Plan benefit at retirement. The Company has provided its best estimate of such amount in the Summary Compensation Table set forth above.

Prorated benefits will be paid in accordance with the terms of the Supplemental Retirement Plan in the event of the death or disability of a participant or the acquisition or other change in control of the Company and subsequent termination of employment of the participant or other diminishment of a participant's compensation or responsibilities following a change in control of the Company. In such an event the proration will be based upon the ratio of the number of years of the participant's employment from January 1, 1998, to the date of the triggering event to the number of whole years from January 1, 1998, to the date the participant reaches age 62. Supplemental Retirement Plan benefits accrued during 2003 for Messrs. Bernon and Whitney were $28,747 and $18,286, respectively.

                                       9.

                      REPORT OF THE COMPENSATION COMMITTEE

Under rules established by the Securities and Exchange Commission (the "SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's President and Chief Executive Officer and, if applicable, the four other most highly compensated Executive Officers, whose compensation exceeded $100,000 during the Company's fiscal year. The disclosure includes the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting such officers. The Compensation Committee of the Company has the responsibility of determining the compensation policy and practices with respect to all Executive Officers. At the direction of the Board of Directors, the Compensation Committee of the Company has prepared the following report for inclusion in the Proxy Statement.

Compensation Policy. The report reflects the Company's compensation philosophy as endorsed by the Compensation Committee. The Committee makes the recommendation regarding the level of compensation for all Executive Officers including Mr. Benton as the President and CEO. Mr. Benton has input into the compensation levels for all Executive Officers, except himself.

The executive compensation program of the Company has been designed to:

         - Support a pay-for-performance policy that rewards Executive Officers for corporate performance.

         - Motivate Executive Officers to achieve strategic business goals.

         - Provide competitive compensation opportunities critical to the Company's long-term success.

The Compensation Committee approved compensation increases for all Executive Officers of the Company during 2003. Executive Officer salary increase determinations are based upon an evaluation of each executive's performance against goals set in the prior year.

The Bank maintains a cash bonus plan (the "Bonus Plan") which allocates a portion of the Bank's pre-tax income for the purpose of employee cash bonuses on an annual basis. The Bonus Plan is administered by the Compensation Committee. The award of a bonus to any employee under the terms of the Bonus Plan is discretionary and is approved by the Board of Directors upon the recommendation of the Compensation Committee.

The Compensation Committee has determined that a significant portion of executive compensation should be payable in an annual bonus which shall be based principally upon the financial performance of the Company and that of the individual in attaining his or her established goals.

To further the philosophy of tying the financial rewards of the Company's executive officers to the financial success of the Company, the Compensation Committee approved and recommended to the Board of Directors the DCB Financial Corp 2004 Long-Term Stock Incentive Plan described in Proposal 2 below. The Compensation Committee believes that such a plan will allow the Company to hire and retain high quality management and board members. For further information about the plan, please review the description of the plan set forth below.

This Report of Compensation is submitted by the Compensation Committee Members:
Terry M. Kramer, G. William Parker, Vicki J. Lewis and Adam Stevenson.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2003, some of the Directors who served on the Compensation Committee, and the companies with which they are associated, were customers of and have had banking transactions with the Bank in the ordinary course of the Bank's business in the past and up to the present time. All loans and commitments for loans included in such transactions were made on substantially the same terms including interest rates and collateral as were prevailing at the time for comparable transactions with other persons. In the opinion of the Board of Directors of the Bank, these loans and commitments for loans do not involve more than a normal risk of collectibility or present other unfavorable features. The Company and/or the Bank have

                                      10.

had, and expect to have in the future, banking transactions in the ordinary course of its business with such directors, and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. It is intended that such transactions will not involve more than the normal risk of collectibility or present other unfavorable features.

           PERFORMANCE GRAPH - FIVE YEAR SHAREHOLDER RETURN COMPARISON

We have set forth below a line-graph presentation comparing cumulative five-year shareholder returns for the Company, the Russell 2000 Index and the Nasdaq Bank Index. The chart below compares the value of $100 invested on December 31, 1998, in the stock of DCB Financial Corp., the Russell 2000 Index and the Nasdaq Bank Index.

                             1998      1999     2000    2001       2002      2003
                             ----      ----     ----    ----       ----      ----
DCBF                        $100.00  $ 84.78  $ 66.37  $ 84.93    $119.43  $136.36
Russell 2000 Index          $100.00  $121.26  $117.59  $120.52    $ 95.84  $141.12
Nasdaq Bank Composite       $100.00  $ 94.28  $110.50  $124.31    $132.98  $176.32

             Comparision Of Five Year Cumulative Total Return Among
         DCB Financial Corp. Russell 2000 Index & Nasdaq Bank Composite
                       For Fiscal Year Ending December 31

                              [PERFORMANCE GRAPH]

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no existing or proposed material transactions between the Company and any of the Company's executive officers, directors, nominees for director or the immediate family or associates of any of the foregoing persons.

Some of the directors of the Company, as well as the companies with which such directors are associated, are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank's business and the Bank expects to have such ordinary banking transactions with such persons in the future. In the opinion of management of the Company and the Bank, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features.

The Bank expects to have in the future banking transactions in the ordinary course of its business with directors, officers and principal shareholders, and their associates on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectibility or present other unfavorable features.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Company or written representations that no such forms were required, the Company believes that, except as noted below, during 2003 all Section 16(a) filing requirements applicable to its officers and Directors were complied with. The Company has no shareholders who are ten percent beneficial owners.

                                      11.

                 INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

         On March 13, 2003 the Audit Committee of the Board of Directors of the Company, upon authority delegated to it by the Company's Board of Directors, dismissed its former auditors Crowe Chizek and Company LLP and engaged the firm of Grant Thornton, LLP ("Grant Thornton") as its new independent public accountant, effective for the fiscal year beginning January 1, 2003. Grant Thornton was engaged to provide independent audit services for the Company and its subsidiaries and to provide certain non-audit services including advice on accounting, tax and reporting matters.

         DCB Financial Corp's independent accountants billed the aggregate fees shown below for audit services, audit related services, tax services and other services rendered to DCB Financial Corp and its subsidiaries for the years 2002 and 2003. Audit fees include fees billed in connection with the audit of the Company's annual financial statements, as well as fees billed for the review of the unaudited financial statements contained in the Company's periodic reports on Form 10-Q, as filed with the Securities and Exchange Commission. Fees under "All Other Fees" for 2002 include fees incurred in connection with assisting the Company to fulfill its reporting obligations under FDICIA (The Federal Deposit Insurance Company Improvement Act) required now that the Company's total assets exceeded $500 Million, and $38,775 in permitted outsourced internal audit outsourcing fees. Fees included under "all Other Fees" for 2003 include $19,000 in permitted internal audit outsourcing fees.

                     CROWE CHIZEK AND       CROWE CHIZEK AND
                     COMPANY, LLP-2002      COMPANY, LLP-2003     GRANT THORNTON-2003
                     -----------------      -----------------     -------------------
AUDIT FEES                $ 73,454               $ 2,250              $70,300
AUDIT RELATED FEES             -0-                   -0-                  -0-
TAX FEES                  $ 10,187               $ 5,688                  -0-
ALL OTHER FEES            $ 71,185               $29,905                  -0-
TOTAL                     $153,826               $37,843              $70,300

     PROPOSAL 2 - APPROVAL OF THE DCB FINANCIAL CORP. 2004 LONG-TERM STOCK
                                 INCENTIVE PLAN

         The Board of Directors of the Company has adopted the DCB Financial Corp 2004 Long-Term Stock Incentive Plan (the "Plan") upon the recommendation of the Company's Compensation Committee and recommends that shareholders approve the Plan at the Annual Meeting. The Company has no prior stock incentive plans in place. The Board believes the Plan is an integral part of its compensation programs and strategies. It believes the Plan provides the Company the flexibility to implement competitive compensation programs and will be an effective tool for recruiting, motivating, and retaining the quality of employees and directors key to the achievement of the Company's success.

         The Plan permits the grant of incentive awards in the form of options, restricted stock, performance shares, and unrestricted stock to employees of the Company or a subsidiary of the Company, specifically The Delaware County Bank & Trust Company (a "Subsidiary"), and to officers and Directors of the Company or a Subsidiary whether or not employed by the Company. Shareholder approval of the Plan will also permit the granting of performance-based awards discussed below to qualify for deductibility under Section 162(m) of the Internal Revenue Code (the "Code").

         The Board believes that approval of the Plan will substantially further the interest of shareholders and that the Plan contains a number of provisions that are consistent with sound corporate governance practices, including:

         - Prohibition on stock option repricings. The Plan prohibits the cancellation of any outstanding option for the purpose of reissuing an option at a lower option price.

         - No discount stock options. The Plan prohibits the grant of an option with an exercise price less than the fair market value of a share of common stock of the Company ("Common Share") on the date of grant.

         - Administration. The Plan provides that it will be administered by either the full Board of Directors, or if the Board so determines, a committee comprised of independent, non-employee directors. The Board of Directors has determined that the Plan will be administered by the Company's Compensation Committee, a committee comprised entirely of independent directors.

                                      12.

         - No option reloads. The Plan does not permit option reloads, that is, the automatic grant of a replacement option upon the exercise of an option.

         - No Annual "Evergreen" Provision. The Plan provides for specific number of shares available for awards and limits the maximum award in one year to a participant.

         A summary of the principal provisions of the Plan appears below. The summary is qualified in it entirely by reference to the complete text of the Plan that is attached to this proxy statement as Appendix D.

SUMMARY OF THE PLAN

         Administration: The Plan provides that it will be administered by a committee that is comprised of three Directors who are non-employee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and who qualify as outside directors under Section 162(m) of the Code (the "Committee"). The Board of Directors may assume the duties and responsibilities of the Committee and function as the Committee under the Plan. The Board of Directors has determined that the Plan will be administered by the Company's Compensation Committee, a committee comprised entirely of independent directors. The Committee selects participants from among eligible persons and, subject to the terms of the Plan, determines the type, size and time of grant of stock incentive awards, determines the terms and conditions of awards and makes all other determinations necessary or advisable for the administration of the plan. Each award under the Plan will be evidenced by a written award agreement approved by the Committee (the "Award Agreement").

         Eligibility: The Committee may make awards to any person who is an employee, officer, or director of the Company or a Subsidiary. As of March 15, 2004, there were 11 directors, 37 officers and approximately 153 employees, other than officers, who would be eligible for awards under the Plan. The Committee selects from eligible persons the persons who actually participate in the plan.

Shares Available for Awards: No more than 300,000 Common Shares may be issued under the Plan. The shares that may be issued may be authorized but unissued shares or treasury shares. If there is a stock split, stock dividend or other relevant change affecting the Common Shares, the Committee will make appropriate adjustments in the maximum number of shares issuable under the Plan and subject to outstanding incentive awards. Shares that were subject to an incentive award under the plan but were not issued for any reason and are no longer subject to award or were issued and reacquired by the Company because of a participant's failure to comply with the terms of an award are again available for award under the Plan.

         Types of Awards and Annual Award Limits: Stock incentives that may be issued under the Plan consist of stock options, restricted and unrestricted stock awards, performance share awards or any combination of the foregoing. The Plan contains annual limits on certain types of awards to individual participants. In any calendar year, no participant may be granted stock options covering more than 20,000 shares, restricted stock awards covering more than 5,000 shares, or performance share awards covering more than 5,000 shares.

         Stock Options: A stock option provides for the purchase Common Shares in the future at an exercise price per share that may not be less than 100% of the fair market value of a share on the date the option is granted. Stock options may be either nonqualified options or incentive stock options, which meet the requirements of Section 422 of the Code. The term of an option may not exceed ten years. Unless the Committee determines otherwise, options become exercisable with respect to 20% of the shares subject to the option on the first, second, third, fourth and fifth anniversary date of the date of grant of the option. An option may only be exercised while the optionee is employed by the Company or a Subsidiary or within 30 days after cessation of the optionee's employment if the reason for cessation of employment is other than disability, retirement, death or termination for gross misconduct. In the case of disability or normal retirement, an option may be exercised to the extent it was exercisable on the date the optionee ceased to be employed by the Company for the lesser of three years after termination of employment or the remaining term of the option (such three-year period is reduced to a one-year period in the case of early retirement or death). In the case of termination for gross misconduct, the option may not be exercised after termination of employment. In the event of a change of control of the Company (as defined in the Plan), any option which is not then exercisable, automatically becomes exercisable. The option price is payable either in cash, by delivery to the company of shares of the Company already owned by the optionee, or by any combination of such methods of payment. Under the Plan, an optionee may use shares received upon the exercise of a portion of an option to pay the exercise price for additional portions of the option. The Plan also permits the use of shares issuable upon exercise of an option to pay applicable withholding taxes due upon the exercise of a nonqualified stock option. The Committee may, however, adopt guidelines limiting or restricting the use of shares as a method of payment of the option price and withholding taxes.

                                      13.

         Restricted Stock Awards: A restricted stock award is an award of Common Shares that may not be sold, transferred, pledged, or otherwise transferred until a restricted period established by the Committee at the time of grant is satisfied. The Award Agreement sets forth a restricted period during which the grantee must remain in the employ of the Company. Unless the Committee determines otherwise, 20% of the shares subject to the restricted share award vest on the first, second, third, fourth and fifth anniversary date of the date of grant of the restricted stock award. If the grantee's employment terminates during the restricted period, the grant terminates and the grantee must return the shares to the Company. However, the Committee may provide complete or partial exceptions to this requirement as it deems equitable. The grantee of restricted shares is entitled to vote the shares and receives dividends during the restricted period.

            Performance Awards. The Committee may grant performance awards under which payment is made, in the Committee's discretion, in shares, in cash, or a combination of shares and cash if the performance of the Company or Subsidiary or division of the Company selected by the Committee meets certain goals established by the Committee during an award period. The Committee determines the goals, the length of an award period, the maximum payment value of an award, and the minimum performance required before a payment is made. Except for performance awards intended as "performance-based compensation" under Section 162(m) of the Code, the Committee may revise the goals and the computation of payment at any time to account for unforeseen events which occur during an award period and which have a substantial effect on the performance of the Company, Subsidiary or division. In order to receive payment, a grantee must remain in the employ of the Company until the completion of the award period, except that the Committee may provide complete or partial exceptions to that requirement as it deems equitable.

           Stock Awards. The Committee may grant eligible persons awards of Common Shares for past services in lieu of bonus or other cash compensation, or for any other valid purpose determined by the Committee. Stock awards are free of any restrictions on transfer and upon issuance of the shares, the holder has all of the rights of a shareholder.

Plan Amendments: The Board of Directors may amend or modify the Plan at any time, except that it may not amend the plan without shareholder approval so as to: (i) increase the maximum number of shares that may be issued under the plan;
(ii) expand the types of awards available under the Plan; (iii) permit the granting of options with exercise prices less than 100% of the fair market value of a Common Share on the date of grant; (iv) materially modify the requirements as to eligibility for participation in the plan; (v) materially extend the term of the plan; or (vi) delete or modify the limitation on the repricing of options. No amendment of the Plan may, without the consent of a participant, adversely affect any award held by him under the Plan.

       Term of the Plan: Unless earlier terminated by the Board, the Plan would terminate on the day immediately preceding the tenth anniversary date of its approval by shareholders of the Company. Termination of the plan does not affect any outstanding awards granted prior to the termination of the plan.

PERFORMANCE-BASED COMPENSATION

            Under Section 162(m) of the Code, the Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company's chief executive officer or is among one of the four most highly-compensated officers for that taxable year as reported in the Company's proxy statement (referred to as "covered employees"). The limitation on deductions does not apply to certain types of compensation, including "performance-based compensation" if approved by shareholders. Under the Plan, options will qualify as performance-based compensation and restricted stock awards and performance share awards may also qualify if the Committee so designates these awards (herein called "Section 162(m) Awards") as performance-based compensation and administers the plan with respect to these designated awards in compliance with Section 162(m) of the Code.

             The Plan contains various performance measures that the Committee may use to determine whether and to what extent any covered employee has earned a Section 162(m) Award. The performance criteria upon which the payment or vesting may be based are limited to the following performance measures, either alone or in any combination, on either a consolidated or business unit or divisional level, and which shall include or exclude discontinued operations and acquisition expenses, as the Committee may determine: level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, return on assets, return on equity, return on capital employed, total stockholder return, market valuation, cash flow and completion of acquisitions. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for

                                      14.

restructuring or productivity initiatives; non-operating items; and effects of divestitures. The Committee may make downward adjustments in the amounts payable under an award, but it may not increase the award amounts or waive the achievement of a performance goal.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the principal United States Federal income tax consequences of awards under the Plan and is based on Federal income tax laws currently in effect.

         Limitation on Corporate Deductions for Certain Executives'
Compensation: Under the Plan, the Committee is authorized to grant awards that qualify as performance-based compensation under Section 162(m) of the Code, as well as awards that do not. As a result, the Company may not be entitled to any deduction mentioned below if the individual in question is a covered employee within the meaning of the Code, the amount in question does not qualify as performance-based compensation, and the amount in question, when added to the covered employee's other taxable compensation that is not performance-based in the same taxable year, exceeds $1 million.

         Stock Options: There are no Federal income tax consequences either to the optionee or the Company upon the grant of an incentive stock option or a nonqualified option. If shares are purchased under an incentive stock option (i.e., an incentive option is exercised) during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction in respect of the option exercise. However, the excess of the fair market value of the shares on the date of such exercise over the purchase price of the shares under the option will be includible in the optionee's alternative minimum taxable income. Generally, if the optionee disposes of shares purchased under an incentive stock option within two years of the date of grant or one year of the date of exercise of the incentive stock option, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise (or, if less, the amount realized by the optionee on the disposition of the shares) over the purchase price of such shares. Any gain after the date on which the optionee purchased the shares will be treated as capital gain to the optionee and will not be deductible by the Company. If the shares are disposed of after the two-year and one-year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss realized by the optionee will be treated as capital gain or loss. When shares are purchased under a nonqualified option, the excess of the fair market value of the shares on the date of purchase over the purchase price of such shares under the option will generally be taxable to the optionee as ordinary income and deductible by the Company. The disposition of shares purchased under a nonqualified option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

Stock Awards: An employee who receives cash or shares of Common Shares pursuant to a stock award will generally recognize ordinary income equal to the sum of the cash and the fair market value of the shares received, and the Company will generally be entitled to a corresponding deduction from its income. However, an employee who pursuant to a stock award receives Common Shares that is restricted as to transferability and subject to a substantial risk of forfeiture, will not recognize taxable income at the time the stock is issued unless the employee makes a special election in accordance with applicable Treasury regulations to be taxed (at ordinary income rates) on the fair market value of the shares at that time (with fair market value determined for this purpose without regard to any restrictions other than restrictions, if any, which by their terms will never lapse), in which case the Company would be entitled to a deduction at the same time equal to the amount of income realized by the employee but would not be entitled to deduct any dividends thereafter paid on the shares. Absent such an election, an employee who has been awarded such restricted stock will not recognize taxable income until the shares become transferable or cease to be subject to a substantial risk of forfeiture, at which time the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of the shares at that time over the amount (if any) paid by the recipient for the shares. Dividends paid to the recipient on the restricted shares prior to that time will be ordinary compensation income to the recipient and deductible by the Company.

NEW PLAN BENEFITS

Since benefits under the Plan will depend on the action of the Committee and the fair market value of the Company's Common Shares at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees if the Plan is approved by shareholders. On March 31, 2004, the closing price of the Company's Common Shares was $23.85 per share.

                                      15.

VOTE REQUIRED FOR APPROVAL

Approval of the Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS APPROVES AND RECOMMENDS TO THE SHAREHOLDERS THE ADOPTION OF PROPOSAL 2.

                 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Company to be held in 2004, the proposal must be received by the Secretary of the Company at the principal executive offices of the Company, 110 Riverbend Avenue, Lewis Center, Ohio 43035, prior to the close of business on December 11, 2004. On any other proposal raised by a shareholder for next year's annual meeting, the Company intends that proxies received by it will be voted in the interest of the Company in accordance with the judgement of the Board of Directors, unless notice of the proposal is received by the Company not later than February 24, 2005.

The Company's Code of Regulations establishes advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting, it is necessary that you notify the Company in writing not less than 90 days in advance of the meeting. In addition, the notice must meet all other requirements contained in our Code of Regulations. Further, the Company's Code of Regulations establishes advance notice procedures for any shareholder proposal to be considered at a shareholder meeting, whether or not the shareholder wants to include the proposal in the Company's proxy materials for the meeting. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the meeting. A shareholder's notice to the Secretary regarding a proposal to be considered at a shareholder meeting must also meet all other requirements contained in our Code of Regulations concerning shareholder proposals. Any shareholder that wants to nominate any person as a director of the Company or have the shareholders consider any proposal at the annual shareholders' meeting, should obtain a copy of our Code of Regulations and follow the procedures described therein. A copy of the Code of Regulations may be obtained by sending written request addressed to Donald R. Blackburn, the Secretary of the Company, at the principal executive offices of the Company.

                                  OTHER MATTERS

The Board of Directors of the Company is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing and which may properly come before the meeting. A COPY OF THE COMPANY'S 2003 REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ON FORM 10-K, AS AMENDED, WILL BE AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS ON REQUEST. Address all requests, in writing, for this document to Donald R. Blackburn, Vice President & Secretary, DCB Financial Corp., 110 Riverbend Avenue, Lewis Center, Ohio 43035.

            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one Proxy Statement and/or Annual Report is/are being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and/or Annual Report to a security holder at a shared address to which a single copy of the documents was delivered. To request separate delivery of these materials now or in the future, a security holder may submit a written request to Donald R. Blackburn, Vice President & Secretary, DCB Financial Corp., 110 Riverbend Avenue, Lewis Center, Ohio 43035, (740) 657-7930. Additionally, any security holders presently sharing an address who are receiving multiple copies of the Proxy Statement and/or Annual Report and would like to receive a single copy of such materials may do so by directing their request to the Company in the manner provided above.

By Order of the Board of Directors of DCB Financial Corp

                                          /s/ Jeffrey T. Benton
                                          ---------------------
                                          Jeffrey T. Benton
                                          President and Chief Executive Officer

                                      16.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                  DCB FINANCIAL CORP - AUDIT COMMITTEE CHARTER

                               STATEMENT OF POLICY

The purpose of the audit committee is to oversee the Corporation's accounting and financial reporting processes and the audits of the Corporation's financial statements. The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibilities by reviewing the financial reports and related financial information provided by the Corporation to governmental agencies or the general public, the Corporation's system of internal controls and the effectiveness of its control structure, the Corporation's compliance with designated laws and regulations, and the Corporation's accounting, internal and external auditing and financial reporting processes. In discharging its responsibilities, the audit committee shall:

     - Serve as an independent and objective party to oversee the Corporation's accounting and financial reporting processes, internal control system, and the audits of the Corporation's financial statements.

     - Review and evaluate the audit procedures and results of the Corporation's independent auditor and internal audit function.

     -   Approve, engage and terminate the independent auditor.

     - Review and evaluate the independent auditor's qualifications, performance and independence.

     - Review, evaluate and approve any non-audit services the independent auditor may perform for the Corporation and disclose such approved non-audit services in periodic reports to shareholders.

     - Maintain free and open means of communication between the board of directors, the independent auditor, the internal auditor, and the management of the Corporation.

     - Maintain free and open means of communication between employees and the audit committee for the processing of complaints received by the Corporation regarding questionable accounting or auditing matters, including suspicions of fraudulent activity.

     - At least annually, review and if necessary or appropriate, update this charter for consideration by the board of directors and perform an evaluation of the audit committee performance and function.

                                  ORGANIZATION

The members of the audit committee shall be appointed by the board of directors and may be removed by the board of directors. The audit committee may consult or retain its own independent legal, accounting or other advisors and shall determine the degree of independence from the Corporation required of those advisors. The audit committee shall meet at least four times per year and will report directly to the full board any issues that arise with respect to the quality and integrity of the Corporation's general financial performance and reporting and regulatory compliance. The audit committee may also meet periodically by itself to discuss matters it determines require private audit committee or board of directors' attention. Further, the audit committee shall meet separately with management, with the internal auditor and with the independent auditor. There will be at least three members of the audit committee. A majority of the members of the audit committee shall be a quorum to transact business.

                 RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

The audit committee shall have the funding, resources and authority to discharge its duties and responsibilities without seeking the approval of the board of directors or management of the Corporation, including (1) the authority, funding and resources to compensate the independent auditor engaged by the audit committee for the purpose of preparing or issuing the audit report and performing other audit, review and attest services for the Corporation, (2) the authority, funding and resources to select, retain, terminate and approve the fees and other terms of engagement of, special or independent counsel, accountants and other advisors as deemed appropriate by the audit committee, and
(3) the authority to pay all its ordinary administrative expenses incurred in carrying out its duties and responsibilities.

                                 QUALIFICATIONS

The audit committee shall be composed entirely of independent directors, determined by the board of directors under the DCB Financial Corp Corporate Governance Guidelines. The members of the audit committee, as determined by the board of directors, shall also meet the independence and financial expertise requirements of The Nasdaq Stock Market for audit committee members. At least one member of the audit committee will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication.

                              INDEPENDENT AUDITORS

The independent auditor shall be engaged by and accountable to the audit committee. The independent auditor will report directly to the audit committee. The audit committee shall have the sole authority to engage, compensate, evaluate and terminate the independent auditor, to review with the independent auditor the nature and scope of any disclosed relationships or professional services including all audit engagement fees and terms, and to take appropriate action to ensure the continuing independence of the auditor. The audit committee shall pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditor. The audit committee shall also set clear policies and standards relating to the Corporation's hiring of employees or former employees of the independent auditor to ensure continued independence throughout the engagement of the independent auditor.

The audit committee shall, on an annual basis, obtain from the independent auditor a written disclosure delineating all of its relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The audit committee shall engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and be responsible for taking appropriate action to oversee the independence of the independent auditor. Additionally, the audit committee will obtain and review a report of the independent auditor describing its internal quality-control procedures, material issues raised by the most recent internal quality-control review of the independent auditor or an inquiry or investigation by a governmental authority involving one or more audits carried out by the independent auditor in the preceding five years and any steps or procedures taken to deal with any such issues. After reviewing the independent auditor's report, the audit committee shall evaluate the auditor's qualifications, performance and independence. The audit committee shall consider the opinions of management and the internal auditor in making such evaluation.

As required by law, the audit committee shall confirm the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.

The independent auditor shall ascertain that the audit committee is made aware of and timely report to the audit committee all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and inform the audit committee of other material written communications between the independent auditor and management.

The audit committee will have complete oversight of the work done by the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, including resolution of any disagreement between management and the independent auditor regarding financial reporting.

                                 INTERNAL AUDIT

The internal auditor of the Corporation shall directly report to the chairman of the audit committee, with administrative oversight provided by an appropriate executive officer of the Corporation. The audit committee will oversee the internal audit function and determine that the internal auditor is establishing, maintaining and executing appropriate audit programs, policies and procedures that govern the examination and audit of the ledgers, records, procedures and operations of the Corporation and its affiliates.

                              COMPLAINT PROCEDURES

The audit committee will establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of the Corporation and its subsidiaries regarding questionable accounting or auditing matters. ("Whistle Blower" procedures).

                          FINANCIAL REPORTING OVERSIGHT

In discharging its responsibilities to oversee governmental and public reporting of financial information, the audit committee shall:

- Review and discuss the annual audited financial statements, footnotes and related disclosures included in the Corporation's annual report to shareholders and its annual report on Form 10-K with financial management, the independent auditor, and the internal auditor prior to the release and filing of such documents. Review with the independent auditor the results of its annual examination of the financial statements, including their report thereon, and determine its satisfaction with the disclosures and content of the financial statements. This review shall cover discussion of all items required by generally accepted auditing standards regarding required communications with audit committees. Ascertain that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements.

- Review and discuss the quarterly financial results and information with financial management, the independent auditor, and the internal auditor to determine that the independent auditor does not take exception to the disclosure and content of the financial statements on Form 10-Q, to determine that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements, and to discuss any other matters required to be communicated to the audit committee by the independent auditor.

- Review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earnings guidance that is provided.

- Inquire of management, the internal auditor, and the independent auditor about significant risks or exposures and discuss guidelines and policies to govern the steps management has taken to minimize such risk to the Corporation.

- Review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the internal auditor, the independent auditor, the chief financial officer and the chief executive officer.

- Review the basis for the disclosures made in the annual report to stockholders under the heading Management's Report on Internal Controls regarding the control environment of the Corporation and the annual filing required under the Federal Deposit Insurance Corporation Improvement Act of 1991.

- Prepare, review and approve the annual proxy statement disclosure regarding the activities and report of the audit committee for the year.

                                   APPENDIX B

                         COMPENSATION COMMITTEE CHARTER

                               DCB FINANCIAL CORP
                         COMPENSATION COMMITTEE CHARTER

                               STATEMENT OF POLICY

The Compensation Committee shall provide assistance to the board of directors in fulfilling the board of directors' responsibilities relating to management organization, performance, compensation and succession, and establishing compensation for members of the board of directors.

                                  ORGANIZATION

The members of the Compensation Committee shall be appointed by the board of directors and may be removed by the board of directors. The Compensation Committee shall meet on the call of its chairman. The Compensation Committee has the authority to retain and terminate advisors, including compensation consultants, accountants and legal counsel, to assist in discharging its duties including the authority to approve such advisors' fees and retention terms. There will be at least three members of the Compensation Committee. A majority of the members of the Compensation Committee shall be a quorum to transact business.

                                 QUALIFICATIONS

The Compensation Committee shall be composed of independent directors, determined by the board of directors under the DCB Financial Corp Corporate Governance Guidelines. The members of the Compensation Committee shall be outside directors within the meaning of Section 162 (m) of the Internal Revenue Code. Each member of the Compensation Committee shall also be a "Non-Employee Director" as the term is defined by Rule 16b-3 of the Securities and Exchange Commission.

                       POWERS, DUTIES AND RESPONSIBILITIES

In discharging its responsibilities for management organization, performance, compensation, and succession, the Compensation Committee shall:

         - Consider and authorize the compensation philosophy for DCB Financial Corp's personnel.

         - Review and evaluate chief executive officer and approve senior management performance, in light of goals and objectives set by the Compensation Committee that include DCB Financial Corp's performance and return to shareholders.

         - Set the chief executive officer's and approve senior management's compensation based upon performance. The chief executive officer will not be present during the Compensation Committee's deliberations about or voting on the chief executive officer's compensation.

         - Annually review and approve perquisites for the chief executive officer and senior management.

         - Consider and make recommendations to the board of directors on matters relating to organization and succession of senior management.

         -    Evaluate and establish director compensation.

         - Consider and approve the report of the Compensation Committee for inclusion in DCB Financial Corp's proxy statement for its annual shareholders' meeting.

         - Make recommendations to the board of directors with respect to incentive compensation plans, deferred compensation plans, executive retirement plans, and equity-based plans.

         - Review and approve incentive, deferred compensation, and equity-based plans.

         - Annually review and if necessary or appropriate, update this charter for consideration by the board of directors.

         - Annually evaluate the performance and function of the Compensation Committee.

         -    Manage investment alternatives and oversee administration of 401
              K.

         - Report the matters considered and actions taken by the Compensation Committee to the board of directors.

                                   APPENDIX C

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

                               DCB FINANCIAL CORP
                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

                               STATEMENT OF POLICY

The Nominating and Governance Committee shall provide assistance to the board of directors in fulfilling the board of directors' responsibilities for director nominations and appointments, and board of directors and corporate governance.

                                  ORGANIZATION

The members of the Nominating and Governance Committee shall be appointed by the board of directors and may be removed by the board of directors. The Nominating and Governance Committee shall meet on the call of its chairman. The Nominating and Governance Committee has the sole authority to retain and terminate any consulting or search firm to be used to identify director candidates, including the sole authority to approve the firm's fees and other retention terms. There will be at least three members of the Nominating and Governance Committee. A majority of the members of the Nominating and Governance Committee shall be a quorum to transact business.

                                 QUALIFICATIONS

The Nominating and Governance Committee shall be composed entirely of independent directors, determined by the board of directors under the DCB Financial Corp Corporate Governance Guidelines.

                      POWERS, DUTIES, AND RESPONSIBILITIES

In discharging its responsibilities to review, authorize and approve director nominations, director compensation and corporate governance, the Nominating and Governance Committee shall:

     - actively seek individuals qualified to become members of the board of directors;

     - from time to time recommend individuals for appointment as directors by the board of directors;

     - set the number of directors that shall constitute the whole board of directors;

     - recommend to the whole board of directors nominees for director for nomination by the board of directors for approval by shareholders at an annual meeting of shareholders or special meeting of shareholders;

     - recommend to the board of directors the establishment, charter and membership of the various committees of the board of directors;

     - recommend to the board of directors corporate governance guidelines for DCB Financial Corp;

     - consider and advise the board of directors on other matters relating to the affairs or governance of the board of directors;

     - annually review and if necessary or appropriate, update this charter for consideration by the board of directors;

     - annually evaluate the performance and function of the Nominating and Governance Committee; and

     - report the matters considered and actions taken by the Nominating and Governance Committee to the board of directors.

                                   APPENDIX D

                               DCB FINANCIAL CORP.

                       2004 LONG-TERM STOCK INCENTIVE PLAN

                               DCB FINANCIAL CORP
                      2004 LONG -TERM STOCK INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of this 2004 Long-Term Stock Incentive Plan (the "Plan") is to promote the long-term success of DCB Financial Corp (the "Company") by providing financial incentives to employees and directors of the Company and its subsidiaries who are in positions to make contributions toward such success. The Plan is designed to attract individuals of outstanding ability to employment with the Company and its subsidiaries and to encourage employees and directors to acquire a proprietary interest in the Company through stock ownership, to continue employment or service with the Company and its subsidiaries, and to render superior performance during such employment or service.

SECTION 2. DEFINITIONS

         (a) "Board" means the Board of Directors of the Company.

         (b) "Change of Control" means and shall be deemed to have occurred on
(i) the date upon which the Company is provided a copy of a Schedule 13D, filed pursuant to Section 13(d) of the Securities Exchange Act of 1934 indicating that a group or person, as defined in Rule 13d-3 under said Act, has become the beneficial owner of 20% or more of the outstanding Voting Shares or the date upon which the Company first learns that a person or group has become the beneficial owner of 20% or more of the outstanding Voting Shares if a Schedule 13D is not filed; (ii) the date of a change in the composition of the Board such that individuals who were members of the Board on the date two years prior to such change (or who were subsequently elected to fill a vacancy in the Board, or were subsequently nominated for election by the Company's shareholders, by the affirmative vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two year period) no longer constitute a majority of the Board; (iii) the date the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Shares of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Shares of the surviving entity) at least 80% of the total voting power represented by the Voting Shares of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the date shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

         (c) "Code" means the Internal Revenue Code of 1986, as amended.

         (d) "Committee" means the committee referred to in Section 4.

         (e) "Company" means DCB Financial Corp, an Ohio corporation, and when used with reference to employment of a Participant, Company includes any Subsidiary of the Company.

         (f) "Employee" means an employee of the Company or a Subsidiary who in the opinion of the Committee can contribute significantly to the growth and successful operations of the Company or a Subsidiary. For the purposes of the Plan other than the grant of Incentive Stock Options, a director or officer of the Company or a Subsidiary shall be deemed an employee regardless of whether or not such director or officer is on the payroll of, or is otherwise paid for services by, the Company or a Subsidiary.

         (g) "Fair Market Value" means the average of the high and low prices of a Share on the date when the value of a Share is to be determined, as reported on OTC Bulletin Board, or, if no sale of Shares is reported on such date, then the next preceding date on which a sale occurred; or if the Shares are no longer traded on the OTC Bulletin Board, the determination of such value shall be made by the Committee in accordance with applicable provisions of the Code and related regulations promulgated under the Code.

         (h) "Gross Misconduct" means engaging in any act or acts involving conduct which violates Company policy or is illegal and which results, directly or indirectly, in personal gain to the individual involved at the expense of the Company or a Subsidiary.

         (i) "Incentive Award" means an Option, Restricted Share Award, Performance Award, or Share Award granted under the Plan.

         (j) "Incentive Stock Option" means an Option that is an Incentive Stock Option, as defined in Section 422 of the Code.

         (k) "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

         (l) "Option" means a right to purchase Shares at a specified price; "Optionee" means the holder of an Option.

         (m) "Participant" means an Employee selected to receive an Incentive Award.

         (n) "Performance Award" means a right to receive Restricted Shares, Shares, cash, or a combination thereof, contingent upon the attainment of performance objectives determined in the discretion of the Committee as more fully set forth at Section 8 hereof.

         (o) "Plan" means the 2004 Stock Incentive Plan as herein set forth as the same shall be amended from time to time.

         (p) "Restricted Share Award" means a right to receive Shares that is nontransferable and subject to substantial risk of forfeiture until specific conditions are met; "Restricted Shares" means Shares, which are the subject of a Restricted Share Award; and "Restricted Period" shall have the meaning ascribed to it at Section 7(a).

         (q) "Share Award" means an award of Shares that the Committee in its discretion determines to grant to one or more Employees under the Plan that is neither a Performance Award or an award of Restricted Shares.

         (r) "Shares" means the Common Shares, no par value, of the Company.

         (s) "Subsidiary" means any company more than 50% of the voting stock of which is owned or controlled, directly or indirectly, by the Company.

         (t) "Voting Shares" means any securities of the Company, which vote generally in the election of directors of the Company.

SECTION 3. SHARES SUBJECT TO THE PLAN

         (a) Maximum Number. The maximum number of Shares that may be subject to Incentive Awards granted pursuant to the Plan shall be Three Hundred Thousand (300,000), subject to adjustment in accordance with Section 3(c). The Shares that may be issued pursuant to Incentive Awards may be authorized and unissued Shares or Shares held in the Company's treasury. In the event of a lapse, expiration, termination, or cancellation of any Incentive Award granted under the Plan without the issuance of Shares or the payment of cash, or if Shares are issued under a Restricted Share Award and are reacquired by the Company as a result of rights reserved upon the issuance thereof, the Shares subject to or reserved for such Incentive Award shall no longer be charged against the 300,000 Share maximum and may again be used for new Incentive Awards.

         (b) Maximum Number - Per Employee. The maximum Incentive Awards that may be granted to each Employee in each fiscal year of the Company is as follows:

                  (i) With respect to Options, no more than Twenty Thousand (20,000) Shares may be subject to options granted in the year;

                  (ii) With respect to Restricted Shares (not issued in connection with Performance Awards), no more than Five Thousand (5,000) such Shares may be awarded in the year; and

                  (iii) With respect to Performance Awards, no more than Five Thousand (5,000) Shares may be awarded in the year the award is made regardless of the year the award is earned or paid).

         (c) Adjustment. The Board may make or provide for such adjustments in the numbers of Shares covered by outstanding Options or Performance Shares granted hereunder, in the option exercise prices per share applicable to such Options, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards to be replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3(a) and Section 3(b) as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 3(c).

SECTION 4. ADMINISTRATION

         (a) Committee. The Plan shall be administered by a Committee of the Board, comprised of three or more directors, who shall from time to time be appointed by, and serve at the pleasure of, the Board. Each director serving on the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and an "outside director" within the meaning of Code Section 162(m). The Board shall also have the authority to exercise the powers and duties of the Committee; and until the Board determines otherwise by formal resolution, all powers of the Committee under the Plan shall be exercised by the Board.

         (b) Authority. The Committee shall have and exercise all the power and authority granted to it under the Plan. Subject to the provisions of the Plan, the Committee shall have authority in its sole discretion from time to time (i) to designate from Employees the persons to whom Incentive Awards are granted;
(ii) to prescribe such limitations, restrictions and conditions upon any such awards as the Committee shall deem appropriate, including establishing and administering Performance Goals, as defined in Section 8(a), and certifying whether the Performance Goals have been attained; (iii) to interpret the Plan and to adopt, amend and rescind rules and regulations relating to the Plan; and
(iv) to make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan.

         (c) Committee Actions. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at a meeting at which a quorum is present, or acts reduced to or approved in writing by all members of the Committee, shall be acts of the Committee. All such actions shall be final, conclusive, and binding. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Incentive Award thereunder.

         (d) Interpretation and Construction. Any provision of this Plan to the contrary notwithstanding, (i) certain designated Incentive Awards under this Plan are intended to qualify as performance-based compensation within the meaning of Code Section 162(m)(4)(C) and (ii) any provision of the Plan that would prevent a designated Incentive Award from so qualifying shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

SECTION 5. ELIGIBILITY AND INCENTIVE AWARDS

         (a) Eligible Employees. The Committee may grant Incentive Awards to officers and other Employees.

         (b) Incentive Awards. Incentive Awards may be granted in any one or more combinations of (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) Restricted Share Awards, (iv) Share Awards and (v) Performance Awards. All Incentive Awards shall be subject to such other terms and conditions as may be established by the Committee. Determinations by the Committee under the Plan, including without limitation, designation of Participants, the form, amount and timing of Incentive Awards, the terms and provisions of Incentive Awards, and the written agreements evidencing Incentive Awards, need not be uniform and may be made selectively among employees who receive, or are eligible to receive, Incentive Awards hereunder, whether or not such employees are similarly situated.

         (c) Employment. The Plan and the Incentive Awards granted hereunder shall not confer upon any Employee the right to continued employment with the Company or affect in any way the right of the Company to terminate the employment of an Employee at any time and for any reason.

SECTION 6. OPTIONS

The Committee may grant Incentive Stock Options and Nonqualified Stock Options and such Options shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

         (a) Option Price. The option price per Share with respect to each Option shall be determined by the Committee but shall not be less than the Fair Market Value of a Share on the date the Option is granted.

         (b) Period of Option. The Committee shall fix the period of each Option but in no case may an option be exercised more than ten years after the date of its grant.

         (c) Exercise of Option. Unless the Committee determines otherwise, an Option shall become exercisable with respect to 20% of the Shares subject to the option on the first, second, third, fourth and fifth annual anniversary date of the date of grant of the Option, subject to the provisions of Section 6(d) relating to continuous employment. Any Shares not purchased during a specified period may be purchased thereafter at any time prior to the expiration of the Option unless the Committee determines otherwise. The Committee may at any time remove or alter any restriction on exercise of an Option that was imposed by the Committee.

(d) Termination of Employment. No Option may be exercised under the Plan unless the Optionee has been continuously employed by the Company from the date of grant of the Option to the date of exercise except that an Option may, subject to the ten year limitation at Section 6(b), be exercised (i) within 30 days after the Optionee ceases to be employed by the Company if the cause of cessation of employment was other than retirement, disability, death or termination of employment by the Company for Gross Misconduct; (ii) within one year of cessation of employment in the case of early retirement or death except that the Committee may, in its discretion, in the case of early retirement, extend the period of exercise to a date not more than three years after cessation of employment; and (iii) within three years of cessation of employment in the case of normal retirement or disability. After termination of employment Options may be exercised only to the extent they could have been exercised on the date of the Optionee's termination of employment. The Committee shall determine whether authorized leave of absence or absence for military or governmental service shall constitute a termination of employment.

         (e) Limits on Incentive Stock Options. Except as may be permitted by the Code, the Fair Market Value of Shares (determined at the time of grant of Options) as to which Incentive Stock Options held by an Optionee first become exercisable in any calendar year shall not exceed $100,000. In addition, no Incentive Stock Option shall be granted to an Employee who possesses, directly or indirectly (within the meaning of Code Section 424(d)), at the time of grant more than 10% of the combined voting power of all classes of stock of the Company unless the option price is at least 110% of the Fair Market Value of the Shares subject to the Option on the date such Option is granted and such Incentive Stock Option is not exercisable after the expiration of five years from the date of grant.

         (f) Notice of Exercise and Payment. An Option granted under the Plan may be exercised by the Optionee giving written notice of exercise to the Committee. The Option price for the Shares purchased shall be paid in full at the time such notice is given. An Option shall be deemed exercised on the date the Committee receives written notice of exercise, together with full payment for the Shares purchased. The Option price shall be paid to the Company either in cash, by delivery to the Company of Shares already-owned by the Optionee or any combination of cash and such Shares. The Committee may, however, at any time and in its discretion, adopt guidelines limiting or restricting the use of already-owned Shares to pay all or any portion of the Option price. In the event already-owned Shares are used to pay all or a portion of the Option price, the amount credited to payment of the Option price shall be the Fair Market Value of the already-owned Shares on the date the Option is exercised.

         (g) Fractional Shares. No fractional shares shall be issued pursuant to the exercise of an Option, nor shall any cash payment be made in lieu of fractional shares.

         (h) Repricing of Options. Without approval of shareholders of the Company, the option exercise price per share of any previously granted option will not, whether through amendment, cancellation, replacement grants or any other means, be lowered, except for adjustments pursuant to Section 3(c).

SECTION 7. RESTRICTED SHARE AWARDS

The Committee may issue Shares to an Employee which Shares shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe in connection with the grant of a Restricted Share
Award:

         (a) General. With respect to each grant of Restricted Shares, the Committee, in its sole discretion, shall determine the period or periods during which the restrictions set forth at Subsection 7(b) shall apply to the Restricted Shares (the "Restricted Period"); and unless the Committee determines otherwise at the time of grant, 20% of the Shares included in the grant shall have a Restricted Period of one year, 20% a Restricted Period of two years, 20% a Restricted Period of three years, 20% a Restricted Period of four years, and 20% a Restricted Period of five years.

         (b) Restrictions. At the time of grant of Restricted Shares to an Employee, a certificate or certificates representing the number of Shares granted and included in each Restricted Period shall be registered in his name but shall be held by the Company for the account of the Employee. The Employee shall have the entire beneficial ownership interest in, and all rights and privileges of a shareholder as to, such Restricted Shares, including the right to receive dividends and the right to vote such Restricted Shares, subject to the following restrictions: (i) subject to Section 7(c), the Employee shall not be entitled to delivery of any Share certificate until the expiration of the Restricted Period with respect to that particular certificate; (ii) Restricted Shares may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period applicable to the particular shares; and (iii) Restricted Shares shall be forfeited and all rights of the Employee to such Restricted Shares shall terminate without further obligation on the part of the Company unless the Employee remains in the continuous employment of the Company for the entire Restricted Period in relation to which such Restricted Shares were granted, except as provided by Section 7(c). Any Shares received with respect to Restricted Shares as a result of a recapitalization adjustment pursuant to Section 3(b) shall be subject to the same restrictions as such Restricted Shares.

         (c) Termination of Employment.

             (i) Retirement. If an Employee ceases to be employed by the Company prior to the end of a Restricted Period by reason of normal retirement under a retirement plan of the Company or the Employee otherwise retires with the consent of the Company, the number of Restricted Shares granted to such Employee for such Restricted Period shall be reduced in proportion to the Restricted Period (determined on a quarterly basis) remaining after the Employee ceases to be an Employee and all restrictions on such reduced number of Shares shall lapse. A certificate for such Shares shall be delivered to the Employee in accordance with the provisions of Section 7(d) hereof. The Committee may, if it deems appropriate, direct that the Employee receive a greater number of Shares free of all restrictions but not exceeding the number of Restricted Shares then subject to the restrictions of Section 7(b).

             (ii) Death. If an Employee ceases to be employed by the Company prior to the end of a Restricted Period by reason of death, the Restricted Shares granted to such Employee shall immediately vest in his beneficiary or estate and all restrictions applicable to such Shares shall lapse. A certificate for such Shares shall be delivered to the Employee's beneficiary or estate in accordance with the provisions of Subsection 7(d).

             (iii) All Other Terminations. If an Employee ceases to be an Employee prior to the end of a Restricted Period for any reason other than retirement or death, the Employee shall immediately forfeit all Restricted Shares then subject to the restrictions of Section 7(b) in accordance with the provisions thereof, except that the Committee may, if it finds that the circumstances in the particular case so warrant, allow an Employee whose employment has so terminated to retain any or all of the Restricted Shares then subject to the restrictions of Section 7(b) and all restrictions applicable to such retained shares shall lapse. A certificate for such retained shares shall be delivered to the Employee in accordance with the provisions of Section 7(d).

         (d) Payment of Restricted Shares. At the end of the Restricted Period or at such earlier time as provided for in Subsection 7(c), all restrictions applicable to the Restricted Shares shall lapse and a Share certificate for a number of Shares equal to the number of Restricted Shares, free of all restrictions, shall be delivered to the Employee or his beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (measured as of the date the restrictions lapse) of such fractional Share to the Employee or his beneficiary or estate, as the case may be.

SECTION 8. PERFORMANCE AWARDS

The Committee may grant to Employees Performance Awards that shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe in connection with the grant of a Performance Award:

         (a) Award Period and Performance Goals. The Committee shall determine and include in a Performance Award the period of time during which a Performance Award may be earned ("Award Period"). The Committee shall also establish performance objectives ("Performance Goals") to be met by the Company, Subsidiary or division during the Award Period as a condition to payment of the Performance Award. The Performance Goals may include minimum and optimum objectives or a single set of objectives.

With respect to Performance Awards that are intended to qualify as "performance based" within the meaning of Code Section 162(m)(4)(C), the Committee shall (i) select the Employees for such Incentive Awards, (ii)establish in writing the applicable performance goals no later than 90 days after the commencement of the period of service to which the performance goals relates (or such earlier or later date as may be the applicable deadline for compensation payable hereunder to qualify as "performance based" within the meaning of Code Section 162(m)(4)(C)), and (iii)designate the Performance Awards that are to qualify as "performance based" within the meaning of Code Section 162(m)(4)(C).

The Committee shall establish in writing the Performance Goals for each Award Period, which may be based on any of the following performance criteria, either alone or in any combination, on either a consolidated or business unit or divisional level, and which shall include or exclude discontinued operations and acquisition expenses, as the Committee may determine: level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, return on assets, return on equity, return on capital employed, total stockholder return, market valuation, cash flow and completion of acquisitions. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; and effects of divestitures. Any such performance criterion or combination of such criteria may apply to the participant's award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Committee may specify.

         (b) No Discretion. With respect to Performance Awards that are intended to qualify as "performance based" within the meaning of Code Section 162(m)(4)(C), the Committee has no discretion to increase the amount of the award due upon attainment of the applicable performance goals. No provision of this Plan shall preclude the Committee from exercising negative discretion with respect to any award (i.e., to reduce or eliminate the award payable) within the meaning of Treasury Regulation Section 1.162-27(e)(2)(iii)(A).

         (c) Performance Award Earned. The Performance Awards may be expressed in terms of Shares and referred to as "Performance Shares" or "Performance Units," as the Committee may specify. With respect to each Performance Award, the Committee shall fix the number of allocable Performance Shares or Performance Units. The level of Performance Goals attained will determine the percentage of Performance Shares or Performance Units earned for an Award Period. After completion of the Award Period, the Committee shall certify in writing the extent to which the Performance Goals and other material terms applicable to such award are attained. Unless and until the Committee so certifies, the Performance Award shall not be paid.

         (d) Performance Award Payment. The Committee, in its discretion, may elect to make payment of the Performance Awards in Restricted Shares, Shares, cash or any combination of the foregoing.

         (e) Requirement of Employment. A grantee of a Performance Award must remain in the employment of the Company until the completion of the Award Period in order to be entitled to payment under the Performance Award; provided that the Committee may, in its sole discretion, provide for a partial or full payment of the Performance Award that would have been payable if the grantee had continued employment for the entire Award Period, which shall be paid at the same time as would have been paid if no termination of employment occurred, but only if and to the extent the exercise of such discretion does not prevent any designated Incentive Award from qualifying as "performance based" within the meaning of Code Section 162(m)(4)(C).

         (f) Dividends. The Committee may, in its discretion, at the time of the granting of a Performance Award, provide that any dividends declared on Shares during the Award Period, and which would have been paid with respect to Performance Shares had they been owned by a grantee, be (i) paid to the grantee, or (ii) accumulated for the benefit of the grantee and used to increase the number of Performance Shares of the grantee.

SECTION 9. NON-ASSIGNABILITY OF INCENTIVE AWARDS

         (a) Except as provided in Section 9(b) with respect to Nonqualified Stock Options, no Incentive Award granted under the Plan shall be assigned, transferred, pledged, or otherwise encumbered by an Employee, otherwise than by will, by designation of a beneficiary after death, or by the laws of descent and distribution, or be made subject to execution, attachment or similar process. Except as provided in Section 9(b) with respect to Nonqualified Stock Options, each Incentive Award shall be exercisable during the Employee's lifetime only by the Employee or, if permissible under applicable law, by the Employee's guardian or legal representative.

         (b) No Nonqualified Stock Option nor any right thereunder may be assigned or transferred by the optionee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employee Retirement Income Security Act of 1974), provided, however, the Committee may by written action permit any holder of a Nonqualified Stock Option, either before or after the time of grant, to transfer a Nonqualified Stock Option during his lifetime to one or more members of his family, to one or more trusts for the benefit of one or more members of his family, or to a partnership or partnerships of members of his family, provided that no consideration is paid for the transfer and that such transfer would not result in the loss of any exemption under Rule 16b-3 for any option granted under any plan of the Company. The transferee of a Nonqualified Stock Option shall be subject to all restrictions, terms and conditions applicable to the Nonqualified Stock Option prior to its transfer. The Committee may impose on any transferable Nonqualified Stock Option and on the shares to be issued upon the exercise of a Nonqualified Stock Option such limitations and conditions as the Committee deems appropriate.

SECTION 10. CHANGE OF CONTROL

         (a) General. In order to maintain all of the Employee's rights in the event of a Change of Control of the Company, the Committee, in its sole discretion, may, as to any Incentive Award, either at the time that an Incentive Award is made or any time thereafter, take any one or more of the following actions:

             (i) provide for the acceleration of any time periods relating to the exercise or realization of any such award, so that such award may be exercised or realized in full on or before a date fixed by the Committee, or

             (ii) provide for the purchase of any such award by the Company, upon an Employee's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such award or realization of such Employee's rights had such award been currently exercisable or payable.

         (b) Options. All outstanding Options that are not yet exercisable shall become immediately exercisable in full in the event of a Change of Control of the Company.

SECTION 11. TAXES

         (a) Withholding for Taxes. The Company shall be entitled, if necessary or desirable, to withhold the amount of any tax attributable to any amounts payable under any Incentive Award and the Company may defer making payment of any Incentive Award if any such tax, charge, or assessment may be pending until indemnified to its satisfaction.

         (b) Use of Shares for Tax Withholding Payments. With the approval of the Committee, Shares may be used in lieu of cash to pay all or any part of the mandatory federal, state or local withholding tax payments to be made by the Employee in connection with an Incentive Award, as follows:

             (i) Nonqualified Stock Options. (a) The holder of a Nonqualified Stock Option may elect to have the Company retain from the Shares to be issued upon exercise of such an option Shares having a Fair Market Value equal to the withholding tax to be paid; or (b) the holder of a Nonqualified Stock Option may deliver to the Company already-owned Shares having a Fair Market Value equal to the withholding tax to be paid and in such case.

             (ii) Restricted Share Awards. If withholding taxes are required to be paid at the time Restricted Shares are delivered to an Employee or at the expiration of the Restricted Period, then the Employee may pay such taxes by delivering to the Company Shares having a Fair Market Value equal to the amount of the withholding tax being paid by use of Shares.

             (iii) Performance Shares. If withholding taxes are required to be paid at the time Shares are delivered to an Employee as a Performance Award, then the Employee may pay such taxes by delivering to the Company Shares having a Fair Market Value equal to the amount of the withholding tax being paid by use of Shares.

SECTION 12. COMPLIANCE WITH LAWS AND EXCHANGE REQUIREMENTS

No Option shall be granted and no Shares shall be issued in connection with any Incentive Award unless the grant of the Option and the issuance and delivery of Shares or cash pursuant to the Incentive Award shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any market system or stock exchange upon which the Shares may then be listed.

SECTION 13. AMENDMENT AND TERMINATION OF PLAN

         (a) Amendment. The Board may from time to time amend the Plan, or any provision thereof, in such respects as the Board may deem advisable except that it may not amend the Plan without shareholder approval so as to:

             (i) increase the maximum number of Shares that may be issued under the Plan except in accordance with Section 3(c);

             (ii) expand the types of awards available under the Plan;

             (iii) permit the granting of Options with exercise prices lower than those specified in Section 6 or materially modify the method for determining the Option exercise price;

             (iv) materially modify the requirements as to eligibility for participation in the Plan;

             (v) materially extend the term of the Plan;

             (vi) delete or modify the limitation on the repricing of Options at
Section 6(h); or

             (vii) prevent future grant of Incentive Awards to qualify as "performance based" within the meaning of Code Section 162(m)(4)(C).

         (b) Termination. The Board may at any time terminate the Plan.

         (c) Effect of Amendment or Termination. Any amendment or the termination of the Plan shall not adversely affect any Incentive Award previously granted nor disqualify an Incentive Award from being treated as "performance based" within the meaning of Code Section 162(m)(4)(C). Incentive Awards outstanding at the time that the Plan is amended or terminated shall remain in full force and effect as if the Plan had not been amended or terminated.

SECTION 14. NOTICES

Each notice relating to the Plan shall be in writing and delivered in person or by certified or registered mail to the proper address. Each notice to the Committee shall be addressed as follows: DCB Financial Corp, 110 Riverbend Avenue, Lewis Center, Ohio 43035, Attention: Compensation Committee. Each notice to a Participant shall be addressed to the Participant at the address of the Participant maintained by the Company on its books and records. Anyone to whom a notice may be given under this Plan may designate a new address by written notice to the other party to that effect.

SECTION 15. BENEFITS OF PLAN

This Plan shall inure to the benefit of and be binding upon each successor of the Company. All rights and obligations imposed upon a Participant and all rights granted to the Company under this Plan shall be binding upon the Participant's heirs, legal representatives and successors.

SECTION 16. PRONOUNS AND PLURALS

All pronouns shall be deemed to refer to the masculine, feminine, singular or plural, as the identity of the person or persons may require.

SECTION 17. SHAREHOLDER APPROVAL AND TERM OF PLAN

         (a) The Plan was approved by the Board of Directors of the Company on March 17, 2004 and shall only become effective upon its approval by shareholders at the annual meeting of the shareholders of the Company held in 2004.

         (b) Unless sooner terminated under Section 13, the Plan shall be in effect from the date of its approval by shareholders of the Company in accordance with Section 17(a) and shall continue in effect until the tenth anniversary of the date its approval by shareholders.

                           PROXY FOR ANNUAL MEETING OF
                               DCB FINANCIAL CORP

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned shareholder of DCB Financial Corp, Lewis Center, Ohio, do hereby nominate, constitute, and appoint Vicki J. Lewis, Gary M. Skinner and Adam Stevenson, or any one of them (with full power of substitution for me and in my name, place and stead) to vote all the common stock of said Company, standing in my name on its books on March 31, 2004, at the Annual Meeting of its shareholders to be held on May 20, 2004, at 4:00 P.M. (local time) at the Delaware County Bank & Trust Company Corporate Center (110 Riverbend Avenue), Lewis Center, Ohio, or any postponements or adjournments thereof with all the powers the undersigned would possess if personally present as follows. This proxy revokes all prior proxies given by the undersigned.

1. To elect four (4) members of Class II (term to expire 2007) to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES.

Nominees:  Merrill L. Kaufman  Terry M. Kramer  Edward Powers  Donald J. Wolf

         For All Nominees  [ ]  Withhold Authority to Vote For all Nominees  [ ]

         (To Withhold Authority for an individual nominee, check the "For All Nominees" box and draw a line through the name of such nominee)

2. To approve the DCB Financial Corp 2004 Long-Term Stock Incentive Plan in the form attached to the Proxy Statement as Appendix D.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2.

                  FOR   [ ]           AGAINST [ ]              ABSTAIN   [ ]

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED BY MANAGEMENT AND CONFERS AUTHORITY TO VOTE "FOR" THE NOMINEES NOTED ABOVE, AND "FOR" PROPOSAL 2 ABOVE UNLESS OTHERWISE MARKED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. ALL SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSAL 2. This proxy may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

___________________________________           __________________________________
    (STOCKHOLDER SIGNATURE)                                 (DATE)

___________________________________           __________________________________
    (STOCKHOLDER SIGNATURE)                                 (DATE)

                           INSERT LABEL

(WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS SHOULD SIGN.)